UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–September 30, 2008

Item 1: Reports to Shareholders

>	The Investor Shares of Vanguard Wellesley Income Fund returned –6.7% for the fiscal year ended September 30, 2008, a period in which the broad stock market fell –21.2%.

>	The fund’s fixed income holdings, which accounted for 62% of its assets, helped blunt the impact of the decline in stocks.

>	Wellesley substantially outperformed its benchmark and the average return of competitive mutual funds.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	33
About Your Fund’s Expenses	34
Trustees Approve Advisory Agreement	36
Glossary	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Wellesley Income Fund
Investor Shares	VWINX	–6.7%
Admiral™ Shares[1]	VWIAX	–6.6
Wellesley Composite Index[2]		–10.6
Average Mixed-Asset Target Conservative Fund[3]		–9.5

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$22.30	$19.60	$1.002	$0.258
Admiral Shares	54.02	47.48	2.480	0.625

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Lehman Credit A or Better Index. For stocks: the FTSE High Dividend Yield Index.

3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Vanguard Wellesley Income Fund performed admirably during the very difficult fiscal year ended September 30, 2008.

As we’re all too well aware, we have experienced an unusual period in the financial markets, whose effects have continued beyond this reporting period. Wellesley’s Investor Shares returned –6.7%, the first negative fiscal-year return for the fund since 1999.

Wellesley’s performance was substantially better than the average –9.5% return posted by peer-group funds, the –10.6% return of its benchmark, and the –21.2% return of the broad stock market. The fund’s better performance reflected its diversification among stocks and high-quality bonds and astute stock and bond selection within the financial sector.

Wellesley Income Fund’s 30-day SEC yield was 4.9% for the Investor Shares and 5.0% for Admiral Shares as of September 30.

If you own the fund in a taxable account, you may wish to review the details of its after-tax returns on page 33.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, U.S. stock prices fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policy-makers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Financials strategy helped curb the effect of markets’ declines

Wellesley Income Fund’s Investor Shares returned –6.7% for the fiscal year, a successful performance during a period that saw steeper declines in the fund’s composite stock–bond benchmark, the broad stock market, and the average return for competitive funds. The fund’s stance toward its stock and bond investments in the financial sector was the primary source of this advantage.

Wellesley splits its investments between bonds and stocks. As of September 30, 62% of the fund’s assets were allocated to bonds and the remainder mostly to stocks, within its target allocation range of 60%–65% of assets in high-quality fixed income securities and 35%–40% of assets in large-capitalization value stocks that have a history of above-average dividends or expectations of increasing dividends.

The bond portion of the fund’s holdings posted a total return of –1.3% for the fiscal year, outperforming its benchmark’s –5.2% return (the Lehman U.S. Credit A or Better Index). The fund benefited from the advisor’s underweighting of financial-sector fixed income securities and a greater emphasis toward more-

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Fund
Wellesley Income Fund	0.25%	0.15%	0.98%

1 The fund expense ratios shown are from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

conservative government mortgage-backed securities and government agency bonds.

The stock portion of Wellesley’s portfolio fell –16.6%, which is better than the –20.3% return posted by its stock benchmark (the FTSE High Dividend Yield Index). The advisor’s stock selection in the financial sector, the fund’s largest sector allocation and typically (pre-financial crisis) a rich source of dividends, was a significant factor in helping curb the effects of the general slide in stock prices.

Aiding returns were the fund’s holdings of Pittsburgh-based PNC Financial Services Group (+14%) and Minneapolis-headquartered U.S. Bancorp (+17%). These banking companies have remained relatively unscathed by the mortgage-market troubles that have weighed on other banking companies, such as Citigroup and Wachovia, in which the fund held only minimal positions.

Don’t lose sight of the long term during short-term ups and downs

As Vanguard has long advised investors, a sensible approach to evaluating an investment is to assess its longer-term performance. It can help you put short-term ups and downs in perspective—especially in trying times like these.

However, an investment’s long-term performance can be skewed, for better or worse, by the latest short-term results. You can see this by comparing Wellesley Income Fund’s ten-year average annual

Total Returns
Ten Years Ended September 30, 2008
Average
Annual Return
Wellesley Income Fund Investor Shares	5.6%
Wellesley Composite Index[1]	4.5
Average Mixed-Asset Target Conservative Fund[2]	3.4

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Bond Component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

2 Derived from data provided by Lipper Inc.

return for Investor Shares as of fiscal year-end 2007 (+7.7%) and that same statistic only one year later, at fiscal year-end 2008 (+5.6%). The more recent long-term result was heavily influenced by the drop in the fund’s return during the year.

For further perspective during times like these, it might be helpful to compare a fund’s performance against the best available long-term benchmarks. As you can see in the table on page 5 comparing performance for the ten years ended September 30, Wellesley Income Fund outpaced the average annual returns of both its benchmark and competitive funds.

Some things about investing never go out of style

Over the past year—and more acutely in recent weeks—global financial markets have experienced an unnerving confluence of events. History teaches us that selling in a panic, or letting your emotions drive your investment decisions, is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. A balanced fund, such as Wellelsey Income Fund, is one way to put this approach into action because an allocation to less-risky fixed income investments and cash can help to moderate the volatility of an all-equity portfolio.

Despite the urge to “do something” in reaction to volatile market events—a temptation that’s reinforced in today’s 24/7 news age by constant (and nonproductive) chatter about those events—we encourage a different approach: Stick with a mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 14, 2008

Advisor’s Report

The Wellesley Income Fund declined less than its composite benchmark for the fiscal year. For the 12 months ended September 30, 2008, the fund returned –6.7%, versus –10.6% for the benchmark.

The fund’s fixed income holdings returned –5.0% and –1.3% for the 6- and 12-month periods, respectively. These returns outpaced the –8.4% and –5.2% returns of the fund’s fixed income benchmark over the same period. Wellesley’s stock holdings returned –6.7% and –16.6% for the last 6- and 12-month periods, respectively, while the stock portion of the benchmark returned –9.4% and –20.3% for the same periods.

Investment environment

It is difficult to summarize the events of the past 12 months because so much is still unfolding. Just a year ago, the markets were focused on a slower housing market and the credit problems stemming from subprime real estate loans. The Federal Reserve began lowering the federal funds rate at that time, and investors holding structured investment vehicles (SIVs) were the first to feel the pinch of poor liquidity and restricted withdrawals.

Now, a little over one year later, what many considered “contained” problems have spread into global economic contraction. The financial crisis has now encompassed most consumer and corporate borrowing activity and this is further dampening economic prospects. We have witnessed unprecedented coordinated efforts by the world’s central banks and governments to preserve banks and brokers with the hope of restoring liquidity to even the simplest of savings vehicles—money market mutual funds and bank deposits. The municipal bond market has seized up, Fannie Mae and Freddie Mac have been nationalized, and the U.S. Treasury is taking steps to invest directly in banks and other financial entities.

Now that it is no longer masked by bull markets and easy access to credit, it seems obvious that there was too much debt and leverage supporting consumer spending, business acquisitions, and financial intermediaries, including banks, brokers, and hedge funds. The deleveraging now under way is having an adverse impact on both equity prices and bond spreads.

Even though the Fed lowered the federal funds rate to 2% over the past year, yields on many fixed income instruments have not declined. In some instances, they have even risen, reflecting the lack of investable capital and the market’s unwillingness to take on risk. Yield spreads on some fixed income sectors, notably commercial mortgage-backed securities, moved to the widest margins in their decade-long existence. The federal government has become increasingly aggressive in trying to find solutions to help resolve the financial crisis, but more actions may be necessary. Overall, it has been a very challenging time for both the credit and equity markets.

The fund’s successes

Wellesley’s bond portfolio has held up well during the last 12 months, outperforming its benchmark index by a wide margin. The main reasons for this outperformance were threefold.

First, our higher quality bias away from corporate bonds and toward government agency bonds and agency pass-through mortgage securities was beneficial. Second, while we had some exposure to the financial services industry, our ownership of these credits was relatively limited. Third, the fund’s relatively long duration positioning during a period of declining interest rates was also positive. Earl McEvoy, who retired in June of this year, put these strategies in place and deserves the credit for their success. We can only take credit for recognizing sound strategies and leaving them in place as the financial storm worsened.

For the stock portfolio, security selection within the financials sector was the major relative contributor to performance. PNC Financial Services and U.S. Bancorp were strong contributors, as were underweightings to Wachovia and Citigroup. Cautiously positioning ourselves in the financial services sector has served the fund well as we have attempted to invest in companies with attractive valuations, high dividend yields, and manageable subprime exposures.

The fund’s overweighted position and security selection within the utilities sector also benefited relative performance. Exelon, FPL, and Dominion Resources were strong contributors.

The fund’s shortfalls

In the bond portion of the fund, the yield-curve positioning detracted slightly from returns as intermediate bonds outperformed the short- and long-duration bonds that we favored. As mentioned previously, we did own bonds of several financial services companies whose value declined significantly during the period.

In the stock portfolio, the health care, consumer staples, and energy sectors were among the largest detractors from relative performance. The positive effect of an overweighting to the energy sector was not enough to offset the negative effect of poor stock selection within the sector.

The fund’s positioning

We have positioned the bond portfolio for a global recession and for an extended period of low short-term interest rates. The economic situation is quite weak and looks even more challenging when you add the contraction of credit available for investment and expansion. The bonds in the fund continue to be of very high quality and, in this time of heightened uncertainty, we will continue to emphasize liquidity, primarily in the form of cash, Treasuries, agency debt, and agency pass-through mortgage securities.

In the stock portion of the fund, we remain overweighted in the utilities sector because of its high dividend yields and favorable total return characteristics. We continue to underweight consumer discretionary, given the financial pressures on the U.S. consumer. The fund continues to have no technology exposure because of the lack of attractively priced stocks that pay dividends.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizeable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Respectfully,

John C. Keogh, Senior Vice President

W. Michael Reckmeyer, III Vice President

Wellington Management Company, LLP

October 17, 2008

Fund Profile

As of September 30, 2008

Total Fund Characteristics
Fund
Yield[1]
Investor Shares	4.9%
Admiral Shares	5.0%
Turnover Rate	27%
Expense Ratio (09/30/2007)[2]
Investor Shares	0.25%
Admiral Shares	0.15%
Short-Term Reserves	0.2%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	3.5%	6.1%	9.2%
Consumer Staples	15.9	17.3	10.5
Energy	8.4	6.3	12.6
Financials	24.2	23.9	17.3
Health Care	10.6	12.9	13.0
Industrials	7.4	13.1	11.4
Information Technology	0.0	1.4	15.7
Materials	8.6	4.5	3.7
Telecommunication
Services	8.6	5.6	2.8
Utilities	12.8	8.9	3.8

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.91	0.65
Beta	0.75	0.31

Ten Largest Stocks[7] (% of equity portfolio)

Bank of America Corp.	diversified financial
	services	4.4%
JPMorgan Chase & Co.	diversified financial
	services	4.4
FPL Group, Inc.	electric utilities	4.0
U.S. Bancorp	diversified banks	4.0
AT&T Inc.	integrated
	telecommunication
	services	3.9
Chevron Corp.	integrated oil and gas	3.8
PNC Financial
Services Group	regional banks	3.7
Verizon	integrated
Communications Inc.	telecommunication
	services	3.5
General Electric Co.	industrial
	conglomerates	3.2
Kimberly-Clark Corp.	household products	3.2
Top Ten		38.1%
Top Ten as % of Total Net Assets		14.4%

Fund Asset Allocation

1 30-day SEC yield. See the Glossary.

2 The expense ratios shown are from the prospectus dated January 25, 2008. For the fiscal year ended September 30, 2008, the expense ratios were 0.25% for Investor Shares and 0.15% for Admiral Shares.

3 FTSE High Dividend Yield Index.

4 Dow Jones Wilshire 5000 Index.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman U.S. Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunications Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citgroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

7 The holdings listed exclude any temporary cash investments and equity index products.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	53	557	4,679
Median Market Cap	$41.6B	$50.1B	$29.6B
Price/Earnings Ratio	12.3x	14.8x	15.5x
Price/Book Ratio	2.0x	2.0x	2.2x
Dividend Yield	4.4%	4.0%	2.3%
Return on Equity	21.1%	20.0%	20.0%
Earnings Growth Rate	11.5%	9.5%	17.7%
Foreign Holdings	4.1%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	296	2,083	9,420
Yield to Maturity	6.3%[5]	7.1%	5.3%
Average Coupon	5.8%	5.7%	5.3%
Average Effective
Maturity	9.8 years	9.2 years	7.1 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	5.8 years	5.7 years	4.5 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	0.2%
Finance	27.9
Foreign	8.2
Government Mortgage-Backed	8.2
Industrial	33.4
Treasury/Agency	7.6
Utilities	9.7
Other	4.8

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	25.8%
Aa	26.0
A	33.4
Baa	14.3
Ba	0.0
B	0.1
Other	0.4

Investment Focus

Investment Focus

1 FTSE High Dividend Yield Index.

2 Dow Jones Wilshire 5000 Index.

3 Lehman U.S. Credit A or Better Index.

4 Lehman U.S. Aggregate Bond Index.

5 Before expenses.

6 Moody’s Investors Service.

7 The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Wellesley Income Fund Investor Shares[1]	–6.72%	4.94%	5.59%	$17,233
Lehman U.S. Aggregate Bond Index	3.65	3.78	5.20	16,595
Dow Jones Wilshire 5000 Index	–21.20	6.04	4.00	14,801
Wellesley Composite Index[2]	–10.59	4.25	4.49	15,516
Average Mixed-Asset Target
Conservative Fund[3]	–9.50	2.62	3.36	13,920

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Wellesley Income Fund Admiral Shares	–6.63%	5.04%	5.26%	$145,945
Lehman U.S. Aggregate Bond Index	3.65	3.78	5.22	145,559
Dow Jones Wilshire 5000 Index	–21.20	6.04	2.10	116,589
Wellesley Composite Index[2]	–10.59	4.25	3.67	130,446

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Bond Component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Fiscal-Year Total Returns (%): September 30, 1998—September 30, 2008

	Wellesley Income Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1999	–5.3%	5.0%	–0.3%	3.2%
2000	2.5	5.8	8.3	9.3
2001	7.6	5.3	12.9	2.6
2002	–4.4	4.7	0.3	–4.8
2003	6.1	4.6	10.7	14.4
2004	4.2	4.4	8.6	9.3
2005	2.8	4.1	6.9	7.0
2006	3.2	4.4	7.6	7.7
2007	4.7	4.5	9.2	9.3
2008	–11.1	4.4	–6.7	–10.6

1 Bond component (65% weighting) is Lehman U.S. Long Credit AA or Better Index through March 31, 2000, and Lehman U.S. Credit A or Better Index thereafter. Stock component was S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%) until January 1, 2002, when the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index. As of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Note: See Financial Highlights tables for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.8%)
U.S. Government Securities (1.3%)
	U.S. Treasury Note	2.375%	8/31/10	160,000	161,325

Agency Bonds and Notes (3.4%)
1	Federal Home Loan Bank	4.375%	3/17/10	100,000	101,807
1	Federal Home Loan Bank	3.500%	12/10/10	35,460	35,556
1	Federal Home Loan Bank	5.500%	7/15/36	50,000	52,456
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	75,000	79,163
1	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	14,540	14,992
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	50,000	50,426
1	Federal National Mortgage Assn.	7.125%	6/15/10	50,000	53,315
1	Tennessee Valley Auth.	4.375%	6/15/15	35,000	34,842
					422,557
Conventional Mortgage-Backed Securities (5.1%)
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/33–2/1/35	42,673	42,758
[1,2]	Federal National Mortgage Assn.	4.500%	12/1/33–10/1/36	95,478	90,822
[1,2]	Federal National Mortgage Assn.	6.000%	10/1/35–12/1/36	58,923	59,767
2	Government National Mortgage Assn.	6.000%	6/15/31–4/15/37	155,872	158,322
2	Government National Mortgage Assn.	6.500%	4/15/32–9/15/38	75,001	76,841
2	Government National Mortgage Assn.	5.500%	7/15/34–9/15/38	158,512	158,754
2	Government National Mortgage Assn.	5.000%	5/15/38	41,801	41,061
					628,325
Total U.S. Government and Agency Obligations (Cost $1,202,073)					1,212,207
Corporate Bonds (43.7%)
Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
2	Connecticut RRB Special Purpose Trust	6.210%	12/30/11	12,870	13,166

Finance (17.2%)
	Banking (9.3%)
3	ANZ National Bank International Ltd.	6.200%	7/19/13	18,665	19,032
	Associates Corp. of North America	6.250%	11/1/08	25,000	24,933
	Banc One Corp.	7.750%	7/15/25	25,000	25,116
	Bank of America Corp.	3.375%	2/17/09	27,000	26,831
	Bank of America Corp.	4.875%	1/15/13	43,100	40,221
	Bank of America Corp.	5.375%	6/15/14	25,525	24,083
	Bank of America Corp.	5.625%	10/14/16	22,500	19,581
3	Bank of Scotland PLC	4.000%	9/15/09	10,000	9,876
	BB&T Corp.	6.500%	8/1/11	25,000	24,699

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BB&T Corp.	4.750%	10/1/12	16,000	14,566
BB&T Corp.	5.250%	11/1/19	19,000	14,147
Citicorp	6.650%	12/15/10	25,000	23,642
Citigroup, Inc.	4.125%	2/22/10	12,000	10,961
Citigroup, Inc.	6.500%	1/18/11	10,000	9,595
Citigroup, Inc.	6.625%	6/15/32	9,000	7,448
Citigroup, Inc.	6.000%	10/31/33	15,000	11,385
Citigroup, Inc.	5.850%	12/11/34	15,000	10,852
Citigroup, Inc.	6.125%	8/25/36	50,000	37,192
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	18,800	18,753
Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	23,825	22,249
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	32,500	29,500
Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	13,300	12,966
Deutsche Bank AG London	4.875%	5/20/13	30,000	28,244
Fifth Third Bancorp.	4.200%	2/23/10	33,000	16,830
HBOS Treasury Services PLC	6.000%	11/1/33	19,000	12,618
HSBC Bank USA	4.625%	4/1/14	13,100	11,658
HSBC Bank USA	5.875%	11/1/34	21,000	16,107
HSBC Holdings PLC	7.625%	5/17/32	15,800	15,144
HSBC Holdings PLC	6.500%	5/2/36	22,000	18,308
Huntington National Bank	4.375%	1/15/10	16,000	15,395
J.P. Morgan, Inc.	5.750%	10/15/08	20,000	20,005
J.P. Morgan, Inc.	6.250%	1/15/09	20,000	20,100
JPMorgan Chase & Co.	3.500%	3/15/09	12,000	11,932
JPMorgan Chase & Co.	5.750%	1/2/13	14,000	13,154
JPMorgan Chase & Co.	4.750%	5/1/13	8,000	7,625
JPMorgan Chase & Co.	5.125%	9/15/14	9,665	8,783
Mellon Funding Corp.	5.000%	12/1/14	12,000	10,744
Mizuho Finance (Cayman)	5.790%	4/15/14	32,000	32,244
National Australia Bank	4.800%	4/6/10	21,000	20,989
National City Bank	5.800%	6/7/17	50,000	22,500
National City Bank of Pennsylvania	7.250%	10/21/11	22,000	7,700
National Westminster Bank PLC	7.375%	10/1/09	29,825	29,778
Northern Trust Co.	4.600%	2/1/13	10,000	9,571
PNC Bank NA	5.250%	1/15/17	16,000	14,107
Regions Financial Corp.	7.000%	3/1/11	25,000	23,200
Republic New York Corp.	5.875%	10/15/08	15,000	15,004
Royal Bank of Canada	5.650%	7/20/11	20,000	20,291
Royal Bank of Scotland Group PLC	6.400%	4/1/09	14,000	13,835
Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	16,948
State Street Corp.	5.375%	4/30/17	55,500	46,620
SunTrust Banks, Inc.	6.375%	4/1/11	15,000	14,811
UFJ Finance Aruba AEC	6.750%	7/15/13	20,000	20,856
US Bank NA	6.375%	8/1/11	25,000	25,582
US Bank NA	4.950%	10/30/14	12,400	11,880
Wachovia Bank NA	4.800%	11/1/14	19,640	12,962
Wachovia Corp.	6.000%	10/30/08	15,000	14,850
Wachovia Corp.	4.875%	2/15/14	19,250	12,705
Wachovia Corp.	6.605%	10/1/25	15,000	9,600
Wells Fargo Bank NA	7.550%	6/21/10	25,000	26,251
Wells Fargo Bank NA	5.950%	8/26/36	25,000	21,775
Wells Fargo Financial	5.500%	8/1/12	34,100	33,371
World Savings Bank, FSB	4.125%	12/15/09	16,000	14,400

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Brokerage (2.1%)
	Goldman Sachs Group, Inc.	3.875%	1/15/09	30,000	29,475
	Goldman Sachs Group, Inc.	4.750%	7/15/13	18,000	15,120
	Goldman Sachs Group, Inc.	5.250%	10/15/13	29,400	24,696
	Goldman Sachs Group, Inc.	6.125%	2/15/33	20,000	14,810
	Goldman Sachs Group, Inc.	6.450%	5/1/36	25,000	17,500
4	Lehman Brothers Holdings, Inc.	5.625%	1/24/13	20,000	2,600
4	Lehman Brothers Holdings, Inc.	4.800%	3/13/14	15,000	1,875
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	27,125	27,033
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	15,000	11,809
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	20,000	17,512
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	30,000	20,277
	Morgan Stanley Dean Witter	3.875%	1/15/09	36,000	33,120
	Morgan Stanley Dean Witter	5.300%	3/1/13	37,925	24,082
	Morgan Stanley Dean Witter	7.250%	4/1/32	27,100	18,157

	Finance Companies (1.8%)
	American Express Centurion Bank	4.375%	7/30/09	11,500	11,309
	American Express Co.	5.500%	9/12/16	25,000	21,080
	American Express Co.	6.150%	8/28/17	35,000	29,485
	American General Finance Corp.	4.000%	3/15/11	12,000	5,880
	General Electric Capital Corp.	7.375%	1/19/10	10,000	10,101
	General Electric Capital Corp.	8.125%	5/15/12	10,000	10,105
	General Electric Capital Corp.	5.450%	1/15/13	25,550	23,718
	General Electric Capital Corp.	6.750%	3/15/32	75,000	62,413
	HSBC Finance Corp.	4.750%	7/15/13	12,225	11,052
	International Lease Finance Corp.	5.400%	2/15/12	20,000	14,400
	NYSE Euronext	4.800%	6/28/13	24,540	23,423

	Insurance (3.4%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	15,000	13,934
	Aetna, Inc.	6.500%	9/15/18	5,395	5,284
	Allstate Corp.	7.500%	6/15/13	20,000	21,267
	Allstate Life Global Funding	4.250%	2/26/10	13,000	13,144
	American International Group, Inc.	4.250%	5/15/13	14,250	7,553
	American International Group, Inc.	6.250%	5/1/36	15,000	7,200
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	48,255	48,699
	Genworth Financial, Inc.	5.125%	3/15/11	17,635	16,644
	Genworth Financial, Inc.	5.750%	5/15/13	10,000	9,169
3	Genworth Life Institutional Funding	5.875%	5/3/13	12,000	11,285
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	16,665	14,474
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	26,000	20,051
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	21,569
3	MetLife Global Funding I	4.625%	8/19/10	15,000	15,132
3	MetLife Global Funding I	5.750%	7/25/11	15,000	15,325
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	25,001
3	New York Life Insurance	5.875%	5/15/33	44,785	42,424
	Principal Life Income Funding	5.125%	3/1/11	18,895	18,985
	Prudential Financial, Inc.	5.800%	6/15/12	29,165	28,563
	Prudential Financial, Inc.	5.100%	9/20/14	12,000	10,594
	Prudential Financial, Inc.	4.750%	6/13/15	21,000	18,789
	Travelers Cos. Inc.	5.800%	5/15/18	11,590	10,645
	UnitedHealth Group, Inc.	5.375%	3/15/16	16,000	14,435
	XL Capital Ltd.	5.250%	9/15/14	16,000	14,067

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Finance (0.2%)
3	SovRisc BV	4.625%	10/31/08	25,000	25,043

	Real Estate Investment Trusts (0.4%)
	Brandywine Operating Partnership	5.750%	4/1/12	10,030	9,379
	Health Care Property Investors, Inc.	6.000%	1/30/17	20,000	16,712
	Simon Property Group Inc.	5.875%	3/1/17	25,000	22,244
					2,134,748
Industrial (20.5%)
	Basic Industry (2.0%)
	Alcan, Inc.	4.875%	9/15/12	10,500	10,265
	Alcan, Inc.	4.500%	5/15/13	22,300	21,610
	Alcoa, Inc.	5.720%	2/23/19	33,663	29,329
	Alcoa, Inc.	5.870%	2/23/22	11,337	9,599
	BHP Finance USA Ltd.	4.800%	4/15/13	33,500	33,054
	Dow Chemical Co.	5.750%	12/15/08	50,000	49,930
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	27,200	25,764
	Monsanto Co.	5.500%	7/30/35	15,000	13,023
	Praxair, Inc.	6.375%	4/1/12	25,000	26,145
	Rio Tinto Finance USA Ltd.	5.875%	7/15/13	25,000	24,430

	Capital Goods (2.4%)
	Boeing Co.	6.625%	2/15/38	20,950	21,916
	Caterpillar, Inc.	6.950%	5/1/42	15,000	15,099
	Dover Corp.	4.875%	10/15/15	20,000	19,192
	General Dynamics Corp.	4.250%	5/15/13	41,100	41,383
	Illinois Tool Works, Inc.	5.750%	3/1/09	25,000	25,185
	John Deere Capital Corp.	4.625%	4/15/09	15,000	15,029
	John Deere Capital Corp.	7.000%	3/15/12	25,000	26,241
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	25,000	27,028
	PACTIV Corp.	8.125%	6/15/17	20,000	21,421
3	Siemens Financieringsmat	5.750%	10/17/16	25,000	24,254
	Tyco International Group SA	6.000%	11/15/13	20,800	20,367
	United Technologies Corp.	7.125%	11/15/10	25,000	27,146
	United Technologies Corp.	4.875%	5/1/15	15,000	14,840

	Communication (6.1%)
	AT&T Inc.	6.250%	3/15/11	15,500	15,804
	AT&T Inc.	6.500%	9/1/37	50,000	41,790
	AT&T Wireless	8.750%	3/1/31	27,000	30,162
	BellSouth Corp.	6.000%	10/15/11	31,000	31,399
	BellSouth Corp.	6.000%	11/15/34	34,000	27,766
	CBS Corp.	7.700%	7/30/10	26,740	27,238
	Chesapeake & Potomac Telephone Co.	7.875%	1/15/22	16,000	15,583
	Comcast Cable Communications, Inc.	6.750%	1/30/11	10,000	10,250
	Comcast Corp.	5.300%	1/15/14	21,000	19,571
	Comcast Corp.	6.450%	3/15/37	20,000	15,985
	Comcast Corp.	6.950%	8/15/37	50,000	41,892
3	Cox Communications, Inc.	5.875%	12/1/16	40,000	38,026
	Deutsche Telekom International Finance	8.750%	6/15/30	50,000	48,351
	France Telecom	7.750%	3/1/11	24,000	24,992
	France Telecom	8.500%	3/1/31	50,000	55,682
	Gannett Co., Inc.	6.375%	4/1/12	25,000	23,765
	GTE California Inc.	6.700%	9/1/09	25,000	24,969
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	25,411
	New Jersey Bell Telephone Co.	8.000%	6/1/22	14,585	14,406
	News America Inc.	6.200%	12/15/34	11,000	9,016

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Telefonica Europe BV	7.750%	9/15/10	25,000	25,824
	Time Warner Cable Inc.	5.850%	5/1/17	80,000	72,814
	Verizon Communications Corp.	5.250%	4/15/13	10,800	10,511
	Verizon Communications Corp.	5.500%	4/1/17	50,000	45,475
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	13,424
	Washington Post Co.	5.500%	2/15/09	50,000	50,389

	Consumer Cyclical (2.0%)
3	American Honda Finance	6.700%	10/1/13	25,000	24,966
	CVS Caremark Corp.	4.875%	9/15/14	12,000	11,231
	CVS Caremark Corp.	5.750%	6/1/17	25,000	22,876
	CVS Corp.	6.125%	8/15/16	25,000	24,462
	Lowe’s Cos., Inc.	5.000%	10/15/15	28,125	26,720
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,480
	Target Corp.	6.350%	1/15/11	16,500	16,994
	Target Corp.	5.875%	3/1/12	31,000	31,565
	The Walt Disney Co.	5.625%	9/15/16	20,000	20,201
	Time Warner, Inc.	6.875%	5/1/12	10,000	10,069
	Time Warner, Inc.	5.875%	11/15/16	50,000	43,370

	Consumer Noncyclical (5.3%)
	Abbott Laboratories	4.350%	3/15/14	20,000	19,269
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	31,125	31,361
	AstraZeneca PLC	5.900%	9/15/17	50,000	50,249
	Becton, Dickinson & Co.	4.550%	4/15/13	25,900	25,254
	Bestfoods	6.625%	4/15/28	25,000	25,767
3	Cargill Inc.	6.125%	9/15/36	22,000	19,655
3	Cargill Inc.	6.625%	9/15/37	42,830	41,110
	Clorox Co.	4.200%	1/15/10	14,535	14,530
	Coca-Cola Co.	5.750%	3/15/11	45,000	47,462
	Coca-Cola Co.	5.350%	11/15/17	50,000	49,935
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	25,000	25,033
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,532
	Eli Lilly & Co.	5.500%	3/15/27	20,000	18,271
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	9,618
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	14,184
	Johnson & Johnson	3.800%	5/15/13	19,895	19,593
	Johnson & Johnson	6.730%	11/15/23	15,000	16,314
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	25,497
	Kraft Foods, Inc.	5.625%	11/1/11	22,625	22,619
	Pepsico, Inc.	5.150%	5/15/12	43,869	45,487
	Procter & Gamble Co.	6.450%	1/15/26	25,000	26,451
	Procter & Gamble Co.	5.550%	3/5/37	25,000	23,478
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	22,881	28,511
3	SABMiller PLC	6.500%	7/15/18	25,000	24,594
	Schering-Plough Corp.	5.550%	12/1/13	16,985	16,922

	Energy (1.4%)
	Burlington Resources, Inc.	6.500%	12/1/11	25,000	26,642
	ChevronTexaco Corp.	8.625%	4/1/32	25,000	33,062
	ConocoPhillips	7.000%	3/30/29	11,500	11,754
	ConocoPhillips Canada	5.625%	10/15/16	25,000	24,663
	Devon Financing Corp.	7.875%	9/30/31	15,000	15,447
	Encana Corp.	6.500%	8/15/34	15,000	12,144
	Halliburton Co.	5.500%	10/15/10	15,400	15,797
	Suncor Energy, Inc.	5.950%	12/1/34	28,000	23,617
	Valero Energy Corp.	7.500%	4/15/32	16,600	15,931

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Industrial (0.5%)
	Eaton Corp.	5.750%	7/15/12	15,600	16,066
	Eaton Corp.	5.300%	3/15/17	20,000	19,047
	Eaton Corp.	6.500%	6/1/25	10,000	9,752
	Eaton Corp.	5.250%	6/15/35	14,500	11,675

	Technology (0.7%)
	Cisco Systems Inc.	5.250%	2/22/11	18,200	18,694
	International Business Machines Corp.	5.700%	9/14/17	41,710	40,273
	International Business Machines Corp.	7.000%	10/30/25	25,000	26,547
	Pitney Bowes, Inc.	4.750%	5/15/18	10,000	8,206

	Transportation (0.1%)
	Norfolk Southern Corp.	6.200%	4/15/09	15,000	15,207
					2,541,899
Utilities (5.9%)
	Electric (5.8%)
	Alabama Power Co.	5.550%	2/1/17	11,765	11,179
	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	13,722
	Carolina Power & Light Co.	6.300%	4/1/38	1,625	1,568
	Consolidated Edison Co. of New York	5.625%	7/1/12	16,205	16,173
	Consolidated Edison Co. of New York	4.875%	2/1/13	9,700	9,604
	Consolidated Edison Co. of New York	6.300%	8/15/37	50,000	44,841
	Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	28,400
	Duke Energy Corp.	6.250%	1/15/12	20,000	20,727
3	EDP Finance BV	6.000%	2/2/18	50,000	48,513
	Exelon Corp.	6.750%	5/1/11	17,500	17,666
	Florida Power & Light Co.	4.850%	2/1/13	12,000	11,824
	Florida Power & Light Co.	6.200%	6/1/36	22,452	21,594
	Florida Power Corp.	6.650%	7/15/11	25,000	26,161
	Georgia Power Co.	5.700%	6/1/17	50,000	48,747
	Indiana Michigan Power Co.	6.050%	3/15/37	20,000	17,342
	MidAmerican Energy Holdings Co.	6.500%	9/15/37	35,000	31,191
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	41,528
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	11,623
	NiSource Finance Corp.	6.400%	3/15/18	50,000	45,293
	NStar Electric Co.	4.875%	10/15/12	20,800	20,195
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	9,031
	PECO Energy Co.	4.750%	10/1/12	12,000	11,815
	SCANA Corp.	6.875%	5/15/11	25,000	25,374
	SCANA Corp.	6.250%	2/1/12	28,930	28,985
	Southern California Edison Co.	5.000%	1/15/14	11,800	11,728
	Southern California Edison Co.	5.500%	8/15/18	25,000	24,209
	Southern Co.	5.300%	1/15/12	20,000	20,099
	Southwestern Electric Power	5.550%	1/15/17	20,000	18,402
	Virginia Electric & Power Co.	4.750%	3/1/13	16,350	15,948
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	48,558
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	11,853
	Wisconsin Power & Light Co.	5.700%	10/15/08	12,650	12,647

	Natural Gas (0.1%)
3	Duke Energy Field Services	6.450%	11/3/36	9,375	7,805
					734,345
Total Corporate Bonds (Cost $5,913,227)					5,424,158

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (5.1%)
	Asian Development Bank	4.500%	9/4/12	40,000	41,419
	BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	53,484
3	Corporacion Nacional del Cobre	6.150%	10/24/36	18,710	16,933
	European Investment Bank	4.000%	3/3/10	20,000	20,466
	European Investment Bank	4.625%	5/15/14	54,000	55,497
	European Investment Bank	4.625%	10/20/15	15,000	15,415
	Export Development Canada	4.625%	4/1/10	50,000	51,817
	International Bank for
	Reconstruction & Development	4.125%	6/24/09	11,800	11,799
	Japan Bank International	4.750%	5/25/11	35,000	36,398
	Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	22,000	21,893
	Oesterreichische Kontrollbank	4.500%	3/9/15	17,000	17,451
	Province of Manitoba	4.450%	4/12/10	20,000	20,300
	Province of New Brunswick	5.200%	2/21/17	30,000	31,522
	Province of Ontario	5.000%	10/18/11	20,000	20,933
^	Province of Ontario	4.950%	6/1/12	50,000	52,694
	Province of Ontario	5.125%	7/17/12	25,000	26,454
	Province of Ontario	4.500%	2/3/15	40,000	40,355
	Province of Quebec	6.125%	1/22/11	19,500	20,898
	Province of Quebec	5.125%	11/14/16	20,000	20,748
	Quebec Hydro Electric	6.300%	5/11/11	50,000	53,698
Total Sovereign Bonds (Cost $609,811)					630,174
Taxable Municipal Bonds (2.9%)
	Illinois (Taxable Pension) GO	4.950%	6/1/23	21,275	20,291
	Illinois (Taxable Pension) GO	5.100%	6/1/33	110,000	103,323
	New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	46,080	52,369
	North Carolina Duke Univ. Rev.	5.850%	4/1/37	62,165	63,400
	Oregon School Board Assn.	4.759%	6/30/28	15,000	13,315
	President and Fellows of Harvard College	6.300%	10/1/37	68,000	69,847
	Southern California Public Power Auth.	6.930%	5/15/17	30,000	33,553
	Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	8,680
Total Taxable Municipal Bonds (Cost $369,744)					364,778

		Market
		Value•
	Shares	($000)
Common Stocks (37.9%)
Consumer Discretionary (1.3%)
Genuine Parts Co.	2,262,800	90,987
Home Depot, Inc.	2,750,800	71,218
		162,205
Consumer Staples (6.0%)
Kimberly-Clark Corp.	2,344,100	151,992
Kellogg Co.	2,699,400	151,436
General Mills, Inc.	1,455,200	100,001
Philip Morris International Inc.	2,014,500	96,898
Altria Group, Inc.	4,311,700	85,544
Lorillard, Inc.	746,100	53,085
Unilever NV ADR	1,595,700	44,935
ConAgra Foods, Inc.	2,035,500	39,611
Diageo PLC ADR	361,300	24,879
		748,381

		Market
		Value•
	Shares	($000)
Energy (3.2%)
Chevron Corp.	2,151,600	177,464
Total SA ADR	1,926,700	116,912
BP PLC ADR	1,554,100	77,969
Royal Dutch Shell PLC ADR Class B	396,656	22,645
		394,990
Financials (9.2%)
Bank of America Corp.	5,965,888	208,806
JPMorgan Chase & Co.	4,455,800	208,086
U.S. Bancorp	5,256,797	189,350
PNC Financial Services Group	2,302,700	172,012
The Allstate Corp.	2,025,100	93,398
The Chubb Corp.	1,352,400	74,247
Host Hotels & Resorts Inc. REIT	4,559,000	60,589
Wells Fargo & Co.	1,373,600	51,551
Bank of New York Mellon Corp.	1,116,100	36,362
Citigroup, Inc.	1,558,000	31,955
Kimco Realty Corp. REIT	445,113	16,442
		1,142,798
Health Care (4.0%)
Pfizer Inc.	8,128,000	149,880
Abbott Laboratories	1,767,900	101,796
Bristol-Myers Squibb Co.	4,003,500	83,473
GlaxoSmithKline PLC ADR	1,613,000	70,101
Wyeth	1,284,500	47,449
Eli Lilly & Co.	985,600	43,396
		496,095
Industrials (2.8%)
General Electric Co.	5,973,900	152,335
Waste Management, Inc.	2,601,700	81,928
PACCAR, Inc.	1,371,600	52,381
Schneider Electric SA	604,120	51,878
Eaton Corp.	136,200	7,652
		346,174
Materials (3.3%)
E.I. du Pont de Nemours & Co.	2,456,600	99,001
Dow Chemical Co.	2,547,500	80,960
PPG Industries, Inc.	1,306,500	76,195
Packaging Corp. of America	2,529,300	58,629
International Paper Co.	1,804,850	47,251
Rexam PLC	5,971,561	42,427
		404,463
Telecommunication Services (3.2%)
AT&T Inc.	6,529,880	182,314
Verizon Communications Inc.	5,146,600	165,155
Telefonica SA	2,340,586	55,653
		403,122

				Market
		Maturity		Value•
	Coupon	Date	Shares	($000)
Utilities (4.9%)
FPL Group, Inc.			3,772,700	189,767
Dominion Resources, Inc.			2,766,200	118,338
Consolidated Edison Inc.			2,277,900	97,859
American Electric Power Co., Inc.			1,666,100	61,779
SCANA Corp.			1,305,100	50,807
PG&E Corp.			1,193,400	44,693
Entergy Corp.			440,300	39,191
				602,434
Total Common Stocks (Cost $4,530,626)				4,700,662
Temporary Cash Investments (0.2%)
Money Market Fund (0.1%)
[5,6] Vanguard Market Liquidity Fund	2.296%		7,434,890	7,435

			Face
			Amount
			($000)
Repurchase Agreement (0.1%)
BNP Paribas Securities Corp.
(Dated 9/30/08, Repurchase Value
$11,433,000, collateralized by U.S.
Treasury Bond 5.500%, 8/15/28)	0.150%	10/1/08	11,433	11,433
Total Temporary Cash Investments (Cost $18,868)				18,868
Total Investments (99.6%) (Cost $12,644,349)				12,350,847
Other Assets and Liabilities (0.4%)
Other Assets				149,544
Liabilities[6]				(103,565)
				45,979
Net Assets (100%)				12,396,826

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	12,551,844
Overdistributed Net Investment Income	(8,478)
Accumulated Net Realized Gains	147,173
Unrealized Appreciation (Depreciation)
Investment Securities	(293,502)
Foreign Currencies	(211)
Net Assets	12,396,826

Investor Shares—Net Assets
Applicable to 371,475,576 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,280,715
Net Asset Value Per Share—Investor Shares	$19.60

Admiral Shares—Net Assets
Applicable to 107,748,915 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,116,111
Net Asset Value Per Share—Admiral Shares	$47.48

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,301,000.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities was $496,394,000, representing 4.0% of net assets.

4 Non-income producing security—security in default.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 Includes $7,435,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends[1]	191,415
Interest	447,980
Security Lending	897
Total Income	640,292
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,883
Performance Adjustment	512
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,562
Management and Administrative—Admiral Shares	4,369
Marketing and Distribution—Investor Shares	1,593
Marketing and Distribution—Admiral Shares	869
Custodian Fees	106
Auditing Fees	22
Shareholders’ Reports—Investor Shares	232
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	19
Total Expenses	28,199
Expenses Paid Indirectly	(154)
Net Expenses	28,045
Net Investment Income	612,247
Realized Net Gain (Loss)
Investment Securities Sold	181,684
Foreign Currencies	1,101
Realized Net Gain (Loss)	182,785
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,692,287)
Foreign Currencies	(216)
Change in Unrealized Appreciation (Depreciation)	(1,692,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	(897,471)

1 Dividends are net of foreign withholding taxes of $1,465,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	612,247	550,290
Realized Net Gain (Loss)	182,785	235,946
Change in Unrealized Appreciation (Depreciation)	(1,692,503)	341,395
Net Increase (Decrease) in Net Assets Resulting from Operations	(897,471)	1,127,631
Distributions
Net Investment Income
Investor Shares	(364,914)	(327,220)
Admiral Shares	(260,360)	(219,375)
Realized Capital Gain[1]
Investor Shares	(91,938)	(230,077)
Admiral Shares	(63,822)	(144,879)
Total Distributions	(781,034)	(921,551)
Capital Share Transactions
Investor Shares	230,342	330,509
Admiral Shares	356,129	754,685
Net Increase (Decrease) from Capital Share Transactions	586,471	1,085,194
Total Increase (Decrease)	(1,092,034)	1,291,274
Net Assets
Beginning of Period	13,488,860	12,197,586
End of Period[2]	12,396,826	13,488,860

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $0 and $21,203,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,478,000) and $3,448,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$22.30	$21.95	$21.66	$21.11	$20.25
Investment Operations
Net Investment Income	.981	.933	.904	.851	.844
Net Realized and Unrealized Gain (Loss)
on Investments	(2.421)	1.015	.673	.592	.871
Total from Investment Operations	(1.440)	1.948	1.577	1.443	1.715
Distributions
Dividends from Net Investment Income	(1.002)	(.926)	(.903)	(.855)	(.855)
Distributions from Realized Capital Gains	(.258)	(.672)	(.384)	(.038)	—
Total Distributions	(1.260)	(1.598)	(1.287)	(.893)	(.855)
Net Asset Value, End of Period	$19.60	$22.30	$21.95	$21.66	$21.11

Total Return[1]	–6.72%	9.16%	7.61%	6.93%	8.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,281	$8,038	$7,580	$7,954	$8,851
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.25%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets	4.60%	4.21%	4.21%	3.98%	4.06%
Portfolio Turnover Rate	27%	21%	19%	18%	23%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$54.02	$53.18	$52.47	$51.16	$49.07
Investment Operations
Net Investment Income	2.430	2.312	2.247	2.121	2.099
Net Realized and Unrealized Gain (Loss)
on Investments	(5.865)	2.454	1.638	1.413	2.113
Total from Investment Operations	(3.435)	4.766	3.885	3.534	4.212
Distributions
Dividends from Net Investment Income	(2.480)	(2.298)	(2.245)	(2.131)	(2.122)
Distributions from Realized Capital Gains	(.625)	(1.628)	(.930)	(.093)	—
Total Distributions	(3.105)	(3.926)	(3.175)	(2.224)	(2.122)
Net Asset Value, End of Period	$47.48	$54.02	$53.18	$52.47	$51.16

Total Return	–6.63%	9.25%	7.74%	7.01%	8.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,116	$5,450	$4,618	$4,027	$1,507
Ratio of Total Expenses to
Average Net Assets[1]	0.15%	0.15%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.70%	4.31%	4.32%	4.05%	4.17%
Portfolio Turnover Rate	27%	21%	19%	18%	23%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers U.S. Credit A or Better Bond Index and a stock component. The stock component is represented by the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunications Services Index for periods through September 30, 2007, and by the FTSE High Dividend Yield Index beginning October 1, 2007. The benchmark change will be fully phased in by September 2010. For the year ended September 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $512,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $1,113,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $88,000 and custodian fees by $66,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2008, the fund realized net foreign currency gains of $1,101,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $34,558,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2008, the fund had $14,612,000 of ordinary income and $164,998,000 of long-term capital gains available for distribution.

At September 30, 2008, the cost of investment securities for tax purposes was $12,662,107,000. Net unrealized depreciation of investment securities for tax purposes was $311,260,000, consisting of unrealized gains of $631,896,000 on securities that had risen in value since their purchase and $943,156,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2008, the fund purchased $3,268,913,000 of investment securities and sold $2,977,071,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $764,662,000 and $527,909,000, respectively.

G. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,195,037	56,068	1,365,244	61,642
Issued in Lieu of Cash Distributions	415,678	19,791	507,823	23,145
Redeemed	(1,380,373)	(64,877)	(1,542,558)	(69,571)
Net Increase (Decrease)—Investor Shares	230,342	10,982	330,509	15,216
Admiral Shares
Issued	837,701	16,152	1,051,290	19,550
Issued in Lieu of Cash Distributions	268,766	5,282	306,107	5,758
Redeemed	(750,338)	(14,578)	(602,712)	(11,245)
Net Increase (Decrease)—Admiral Shares	356,129	6,856	754,685	14,063

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	4,558,138
Level 2—Other significant observable inputs	7,800,610
Level 3—Significant unobservable inputs	—
Total	12,358,748

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $190,318,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $190,601,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 26.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–6.72%	4.94%	5.59%
Returns After Taxes on Distributions	–8.15	3.46	3.52
Returns After Taxes on Distributions and Sale of Fund Shares	–3.82	3.61	3.70

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$946.84	$1.27
Admiral Shares	1,000.00	947.32	0.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.27	0.81

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970.

The board also noted that the senior portfolio managers of the fund have over two decades of investment industry experience. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have marketcapitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
securities. For any such funds or securities, the
Institutional Investor Services > 800-523-1036	prospectus or the Statement of Additional Information
contains a more detailed description of the limited
Text Telephone for People	relationship MSCI has with The Vanguard Group and
With Hearing Impairment > 800-952-3335	any related funds.

This material may be used in conjunction	All comparative mutual fund data are from Lipper Inc.
with the offering of shares of any Vanguard	or Morningstar, Inc., unless otherwise noted.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
“FTSE®” is a trademark jointly owned by the London	and searching for “proxy voting guidelines,” or by
Stock Exchange plc and The Financial Times Limited	calling Vanguard at 800-662-2739. The guidelines are
and is used by FTSE International Limited under license.	also available from the SEC’s website, www.sec.gov.
The FTSE High Dividend Yield Index is calculated by FTSE	In addition, you may obtain a free report on how your
International Limited. FTSE International Limited does not	fund voted the proxies for securities it owned during
sponsor, endorse, or promote the fund; is not in any way	the 12 months ended June 30. To get the report, visit
connected to it; and does not accept any liability	either www.vanguard.com or www.sec.gov.
in relation to its issue, operation, and trading.

You can review and copy information about your fund
Standard & Poor’s 500®, S&P 500®, and 500 are	at the SEC’s Public Reference Room in Washington, D.C.
trademarks of The McGraw-Hill Companies, Inc., and	To find out more about this public service, call the SEC
have been licensed for use by The Vanguard Group, Inc.	at 202-551-8090. Information about your fund is also
Vanguard mutual funds are not sponsored, endorsed,	available on the SEC’s website, and you can receive
sold, or promoted by Standard & Poor’s, and Standard &	copies of this information, for a fee, by sending a
Poor’s makes no representation regarding the advisability	request in either of two ways: via e-mail addressed to
of investing in the funds.	publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.
Russell is a trademark of The Frank Russell Company.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2008: $22,000

Fiscal Year Ended September 30, 2007: $23,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2008: $3,055,590

Fiscal Year Ended September 30, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2008: $626,240

Fiscal Year Ended September 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2008: $0

Fiscal Year Ended September 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number

2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on

September 26, 2008, see File Number 2-47371, Incorporated by Reference.